FOR IMMEDIATE RELEASE


EMERGING VISION, INC. ANNOUNCES SALE OF ITS AMBULATORY SURGERY CENTER BUSINESS


     EAST MEADOW, NY-(BUSINESS WIRE)--June 13, 2001-Emerging Vision, Inc. (NASDAQ: ISEE) today announced the completion of the sale (in exchange for the purchaser's assumption of certain liabilities) of the ambulatory surgery center business and assets of its wholly-owned subsidiary, Insight Laser Centers N.Y. I, Inc., effective May 31, 2001. This sale was in accordance with the Company's previously announced decision to discontinue its non-core businesses and focus on its Sterling Optical franchise and retail optical store business. The Company also continues to pursue its plan for the disposition of the assets of its majority-owned, laser vision subsidiary, Insight Laser Centers, Inc., and has substantially completed its plan of disposition of the assets and liabilities of its former business to business, Internet-based, trading network.

     As a result of this sale, the Company expects to meet the Nasdaq National Market System's net tangible asset requirement for the continued listing of its Common Stock on the Nasdaq-NMS. There can be no assurance, however, that the Company will continue to meet this requirement in the future or that the Company is, or will continue to remain, in compliance with other Nasdaq-NMS requirements.

     Attached to this Press Release is a Pro Forma Balance Sheet and Pro Forma Statement of Operations reflecting the completion of this sale as of April 30, 2001. Pro forma information has been derived by taking the Company's actual, combined unaudited results as of April 30, 2001 and reversing approximately $888,000 of liabilities previously established in connection with the operation of such ambulatory surgery center business.


ABOUT EMERGING VISION


     Emerging Vision, Inc. operates one of the largest chains of retail optical stores and is the second largest franchised optical chain in the United States, with approximately 225 franchised and company owned stores located in 26 states, Canada and the U.S. Virgin Islands, principally operating under the names "Sterling Optical" and "Site for Sore Eyes."

     All statements contained herein (other than historical facts) are based upon current expectations. These statements are forward looking in nature and involve a number of risks and uncertainties. Actual results may differ materially from the anticipated results or other expectations expressed in the Company's forward looking statements. Generally, the words "anticipate," "believe," "estimate" and "expects" and similar expressions as they relate to the Company and/or its management are intended to identify forward looking statements.

_________________________________________
Contact:

Emerging Vision, Inc.
Michael C. McGeeney, 516-390-2101
michael.mcgeeney@sterlingoptical.com

                     EMERGING VISION, INC. AND SUBSIDIARIES
                      CONSOLIDATED CONDENSED BALANCE SHEETS
                        (In Thousands, Except Share Data)

                                                                                          PRO FORMA
                                                                                       April 30, 2001    March 31, 2001
                                                                                       ---------------   ----------------
                                                                                         (Unaudited)       (Unaudited)

ASSETS
Current assets:
         Cash and cash equivalents                                                        $   2,401        $   3,880
         Franchise receivables, net of allowance of $2,821
              and $2,792, respectively                                                        1,682            1,405
         Other receivables, net of allowance for doubtful account of $316
              and $316, respectively                                                            876              843
         Current portion of notes receivable from franchisees                                 2,685            2,717
         Inventories                                                                          1,071              978
         Prepaid expenses and other current assets                                              415              422
                                                                                          ---------        ---------
                      Total current assets                                                    9,130           10,245
                                                                                          ---------        ---------

Property and equipment, net                                                                   3,050            2,994
Franchise notes and other receivables, net of allowance of $3,746
     and $3,746, respectively                                                                 2,743            2,879
Intangible assets, net                                                                        1,509            1,511
Other assets                                                                                    351              351
Net assets of discontinued operations                                                           807              859
                                                                                          ---------        ---------
                      Total assets                                                        $  17,590        $  18,839
                                                                                          =========        =========

LIABILITIES AND SHAREHOLDERS' EQUITY
Current liabilities:
         Current portion of long-term debt                                                $     188        $     188
         Accounts payable and accrued liabilities                                             7,984           10,169
         Net liabilities of discontinued operations                                           1,813            1,846
                                                                                          ---------        ---------
                     Total current liabilities                                                9,985           12,203
                                                                                          ---------        ---------

Long-term debt                                                                                  493              504
                                                                                          ---------        ---------
Excess of fair value of assets acquired over cost                                               201              230
                                                                                          ---------        ---------
Franchise deposits and other liabilities                                                      1,333            1,307
                                                                                          ---------        ---------

Commitments and contingencies

Shareholders' equity
     Preferred stock, $.01 par value per share; authorized 5,000,000 shares:
            Senior Convertible Preferred Stock, $100,000 liquidation preference
            per share; 3 shares issued and outstanding                                          287              287
     Common stock, $.01 par value per share; authorized 50,000,000 shares;
            issued 25,559,231; and 25,376,894 and
            25,382,230 shares outstanding, respectively                                         256              256
     Treasury stock, at cost, 182,337 and 177,001 shares, respectively                         (204)            (204)
     Additional paid-in capital                                                             119,754          119,754
     Accumulated deficit                                                                   (114,515)        (115,498)
                                                                                          ---------        ---------
                     Total shareholders' equity                                               5,578            4,595
                                                                                          ---------        ---------
                     Total liabilities and shareholders' equity                           $  17,590        $  18,839
                                                                                          =========        =========


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
                     EMERGING VISION, INC. AND SUBSIDIARIES
                 CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                                 (In Thousands)


                                                                                         PRO FORMA
                                                                                        For the Four      For the Three
                                                                                        Months Ended       Months Ended
                                                                                       April 30, 2001     March 31, 2001
                                                                                      ----------------   ----------------
                                                                                         (Unaudited)        (Unaudited)
Revenues:
         Net sales                                                                         $ 3,817           $ 2,840
         Franchise royalties                                                                 2,936             2,232
         Net transfer fees from the conveyance of franchise-owned store assets                 109                88
         Interest on franchise notes receivable                                                389               299
         Other income                                                                            5                 5
                                                                                           -------           -------
                          Total revenues                                                     7,256             5,464
                                                                                           -------           -------

Costs and expenses:

         Cost of sales                                                                         815               554
         Selling, general and administrative expenses                                        6,053             4,516
         Loss from franchised stores operated under management agreements                      129               113
         Non-cash charges for issuance of warrants                                             301               301
         Interest expense                                                                       19                21
                                                                                           -------           -------
                           Total costs and expenses                                          7,317             5,505
                                                                                           -------           -------

              Loss from continuing operations before provision for income taxes                (61)              (41)
              Provision for income taxes                                                         -                 -
                                                                                           -------           -------
                           Loss from continuing operations                                     (61)              (41)
                                                                                           -------           -------

Discontinued operations:
              Income from discontinued operations                                            1,434               431
                                                                                           -------           -------
                           Net income                                                      $ 1,373            $  390
                                                                                           =======            ======

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